The Glenmede Fund, Inc.
                                  (the "Fund")

                     Supplement dated as of August 1, 2003
                                       to
                          Equity Portfolios Prospectus
                                      and
                      Statement of Additional Information
                            dated February 28, 2003

                     Small Capitalization Growth Portfolio

     On June 26, 2003, the Board of Directors of the Fund approved the termination of Small Capitalization Portfolio's sub-investment advisory agreement with TCW Investment Management Company ("TCW") and approved a proposed sub-investment advisory agreement among the Fund, on behalf of Small Capitalization Growth Portfolio, Glenmede Advisers, Inc. and Sterling Johnston Capital Management, L.P. ("Sterling Johnston").

     On July 31, 2003, shareholders approved the sub-investment advisory agreement among the Fund, on behalf of Small Capitalization Growth Portfolio, Glenmede Advisers, Inc. and Sterling Johnston. Sterling Johnston will manage a portion of the assets of Small Capitalization Growth Portfolio as sub-advisor, under the supervision of Glenmede Advisers, Inc. as investment advisor, effective August 1, 2003. For its services, Sterling Johnston is entitled to receive a management fee from the Portfolio at an annual rate of 0.60% of the portion of the Portfolio's average daily net assets allocated to Sterling Johnston.

     Accordingly all relevant references to TCW in the Prospectus and Statement of Additional Information shall hereby refer to Sterling Johnston.

     The following hereby replaces the final paragraph of the section of the Prospectus entitled "Management of the Portfolios - Investment Advisor and Sub-Advisors."

          Sterling Johnston Capital Management, L.P. ("Sterling Johnston") is located at 50 California Street, Suite 3325, San Francisco, CA 94111. Sterling Johnston is an independent registered investment adviser owned 95% by its employees. The firm was founded in 1985 as Sterling Financial Group, Inc. by Scott Sterling Johnston. The firm is currently managing over $685 million in total assets. Day-to-day investment decisions for Sterling Johnston's portion of the Portfolio's assets are the responsibility of Scott Sterling Johnston, who also serves as the firm's chief executive and chief investment officer. Mr. Johnston has served in this capacity for Sterling Johnston and its predecessor firms since 1985.

     The following hereby replaces the seventh paragraph of the section of the Statement of Additional Information entitled "Investment Advisory and Other Services."

          A sub-advisor to the Small Capitalization Growth Portfolio, Sterling Johnston Capital Management, L.P. ("Sterling Johnston") is an independent Securities and Exchange Commission-registered investment adviser owned 95% by its employees. The firm was founded in 1985 as Sterling Financial Group, Inc. by Scott Sterling Johnston. Mr. Johnston is Sterling Johnston's Chairman and Chief Investment Officer. The partners in Sterling Johnston and their respective interests in the partnership as of June 2, 2003 are as follows:

        NAME*                                   OWNERSHIP STATUS

        Sterling Johnston Capital               General Partner
        Management, Inc.**
        Scott Sterling Johnston                 Limited Partner
        Marc T. Patten                          Limited Partner
        Timothy D. Chatard                      Limited Partner
        Kurt M. Kroger                          Limited Partner
        Susan Bank                              Limited Partner
        Stephen C. Wagstaff                     Limited Partner
        Samantha Test                           Limited Partner


     * The primary business address of each person is 50 California Street, Suite 3325, San Francisco, CA 94111.

     ** Scott Sterling Johnston is the President of Sterling Johnston Capital Management, Inc.

                           Strategic Equity Portfolio

     The following hereby replaces the fourth paragraph of the section of the Prospectus entitled "Management of the Portfolios - Investment Advisor and Sub-Advisors."

          Effective July 1, 2003, Gordon B. Fowler, Jr., Senior Vice President and Chief Investment Officer of the Advisor, will be primarily responsible for the management of the Strategic Equity Portfolio. Mr. Fowler joined Glenmede Trust in May 2003. Prior to joining Glenmede Trust, Mr. Fowler was employed by J.P. Morgan Private Bank from 1981-2003, and most recently served as Managing Director and Chief Investment Officer.

          Robert J. Mancuso, First Vice President of the Advisor, is primarily responsible for the management of the Small Cap Equity Portfolio, which he has managed since February 27, 1996. Mr. Mancuso has been employed by the Advisor and Glenmede Trust as a portfolio manager since November 1992.